[MN Draft 11/13/06]

EXHIBIT A-1

[FORM OF CLASS A CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

[FOR NOTIONAL AMOUNT CERTIFICATES] [THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.]

Certificate No.

:

Cut-off Date

:

October 1, 2006

First Distribution Date

:

November 27, 2006

Initial Certificate Balance
of this Certificate
(“Denomination”)

:

Initial Certificate Balances
of all Certificates
of this Class

:

[For Notional Amount Certificates]

[Initial Notional Amount
of this Certificate
(“Denomination”)]

:

[Initial Class Notional Amount
of all Certificates
of this Class]

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSAB Mortgage-Backed Trust 2006-3
CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-3
Class [______]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

[Omit for Notional Amount Certificates] [Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.]  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate of the Denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), GreenPoint Mortgage Funding, Inc., as a servicer (in such capacity, a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  October ___, 2006.

WELLS FARGO BANK, N.A.,
as Trust Administrator

By___________________________________

Countersigned:

By ___________________________

Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT B

[Reserved]

EXHIBIT C

[FORM OF CLASS AR CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ARRANGEMENT, OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR OTHER RETIREMENT ARRANGEMENT, OR (B) IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT,” AS THAT TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR PTCE 95-60, AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUST ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE TRUST ADMINISTRATOR THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.

:

Cut-off Date

:

October 1, 2006

First Distribution Date

:

November 27, 2006

Initial Certificate Balance
of this Certificate
(“Denomination”)

:

Initial Certificate Balances
of all Certificates
of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSAB MORTGAGE-BACKED TRUST 2006-3
CSAB MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-3
CLASS [______]

evidencing a percentage interest in the distributions allocable to the Class AR Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Trustee or the Trust Administrator referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [CREDIT SUISSE SECURITIES (USA) LLC] [WACHOVIA BANK, N.A.], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate of the Denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”),  Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), GreenPoint Mortgage Funding, Inc., as a servicer (in such capacity, a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class AR Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in Minneapolis, Minnesota.

No transfer of a Class AR Certificate shall be made unless the Trust Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement, which representation letter shall not be an expense of the Trust Administrator or the Trust Fund, (ii) if the transferee is an insurance company, a representation that the transferee is an insurance company which is purchasing this Certificate with funds contained in an “insurance company general account,” as that term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60, or PTCE 95-60, and that the purchase and holding of this Certificate are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such Class AR Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or other retirement arrangement or any person acting using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Class AR Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer,  any Special Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  Notwithstanding anything else to the contrary herein, any purported transfer of a Class AR Certificate to or on behalf of an employee benefit plan or other retirement arrangement subject to ERISA or to the Code without the Opinion of Counsel satisfactory to the Trust Administrator as described above shall be void and of no effect.

Each Holder of this Class AR Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class AR Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class AR Certificate may be transferred without delivery to the Trust Administrator of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class AR Certificate must agree to require a transfer affidavit from any other person to whom such person attempts to Transfer its Ownership Interest in this Class AR Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class AR Certificate must agree not to transfer an Ownership Interest in this Class AR Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class AR Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: October __, 2006

WELLS FARGO BANK, N.A.,
as Trust Administrator

By__________________________________

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Trust Administrator

EXHIBIT D

[FORM OF CLASS X CERTIFICATES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ARRANGEMENT, OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR OTHER RETIREMENT ARRANGEMENT, OR (B) IF THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT,” AS THAT TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR PTCE 95-60, AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUST ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.

:

Cut-off Date

:

October 1, 2006

First Distribution Date

:

November 27, 2006

Initial Notional Amount of this

Certificate (“Denomination”)

:

Initial Class Notional Amount of

all Certificates of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSAB MORTGAGE-BACKED TRUST 2006-3
CSAB MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-3
CLASS [______]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate of the Denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”),  Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”),  Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) , GreenPoint Mortgage Funding, Inc., as a servicer (in such capacity, a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in Minneapolis, Minnesota.

No transfer of a Certificate shall be made unless the Trust Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement, which representation letter shall not be an expense of the Trust Administrator or the Trust Fund, (ii) if the Certificate has been subject of an ERISA-Qualifying Underwriting and the transferee is an insurance company, a representation that the transferee is an insurance company which is purchasing this Certificate with funds contained in an “insurance company general account,” as that term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60, or PTCE 95-60, and the purchase and holding of this Certificate are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or other retirement arrangement or any person acting using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, any Special Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  Notwithstanding anything else to the contrary herein, any purported transfer of a Class AR Certificate to or on behalf of an employee benefit plan or other retirement arrangement subject to ERISA or to the Code without the Opinion of Counsel satisfactory to the Trust Administrator as described above shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: October __, 2006.

WELLS FARGO BANK, N.A.,
as Trust Administrator

By________________________________

Countersigned:

By ___________________________

Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT E

[FORM OF CLASS P CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ARRANGEMENT, OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR OTHER RETIREMENT ARRANGEMENT, OR (B) IF THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING AND THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT,” AS THAT TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR PTCE 95-60, AND THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUST ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

THIS CERTIFICATE IS NOT ENTITLED TO ANY PAYMENTS OF INTEREST.

Certificate No.

:

Cut-off Date

:

October 1, 2006

First Distribution Date

:

November 27, 2006

Initial Notional Amount
of this Certificate
(“Denomination”)

:

Initial Class Notional Amount
of all Certificates
of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSAB MORTGAGE-BACKED TRUST 2006-3
CSAB MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-3
CLASS [_________]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers,  the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate of the Denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”),  Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”),  Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), GreenPoint Mortgage Funding, Inc., as a servicer (in such capacity, a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in Minneapolis, Minnesota.

No transfer of a Certificate shall be made unless the Trust Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement, which representation letter shall not be an expense of the Trust Administrator or the Trust Fund, (ii) if the Certificate has been subject of an ERISA-Qualifying Underwriting and the transferee is an insurance company, a representation that the transferee is an insurance company which is purchasing this Certificate with funds contained in an “insurance company general account,” as that term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60, or PTCE 95-60, and the purchase and holding of this Certificate are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or other retirement arrangement or any person acting using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, any Special Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate to or on behalf of an employee benefit plan or other retirement arrangement subject to ERISA or to the Code without the Opinion of Counsel satisfactory to the Trust Administrator as described above shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  October __, 2006.

WELLS FARGO BANK, N.A.,
as Trust Administrator

By________________________________

Countersigned:

By ___________________________

Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT F

[FORM OF CLASS M CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR OTHER RETIREMENT ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUST ADMINISTRATOR  BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM. IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR OTHER RETIREMENT ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUST ADMINISTRATOR  OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

October 1, 2006

First Distribution Date

:

November 27, 2006

Initial Certificate Balance
of this Certificate
(“Denomination”)

:

Initial Certificate Balances
of all Certificates
of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSAB Mortgage-Backed Trust 2006-3
CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-3
Class [______]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer, the Servicers,  the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the aggregate of the Denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”),  Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), GreenPoint Mortgage Funding, Inc., as a servicer (in such capacity, a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA Restricted Certificate shall be made unless the Trust Administrator shall have received either (i) a representation letter from the transferee of such ERISA Restricted Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement which representation letter shall not be an expense of the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, any Special Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the Trust Administrator by the transferee’s acceptance of an ERISA Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer an ERISA Restricted Certificate to a plan or other retirement arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  October ___, 2006.

WELLS FARGO BANK, N.A.,
as Trust Administrator

By________________________________

Countersigned:

By ___________________________

Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT G

[Reserved]

EXHIBIT H

REVERSE OF CERTIFICATES

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSAB MORTGAGE-BACKED TRUST 2006-3
CSAB MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-3
CLASS [________]

This Certificate is one of a duly authorized issue of Certificates designated as CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-3, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date and each Class of LIBOR Certificates is the Business Day immediately preceding that Distribution Date so long as the Certificates remain Book-Entry Certificates, or otherwise on the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs, and with respect to any other Class of Certificates, the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Seller, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in Minneapolis, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, the Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, the Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Seller, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, the Terminating Entity, at the direction of the holder of the largest Percentage Interest of Class X Certificates, or as otherwise set forth in the Agreement, will purchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans at a purchase price determined as provided in the Agreement.  If the Terminating Entity, at the direction of the holder of the largest Percentage Interest of Class X Certificates, or as otherwise set forth in the Agreement, does not exercise such purchase, on any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, the Trust Administrator will solicit bids for the Mortgage Loans and all property acquired in respect of Mortgage Loans in an auction procedure as provided in the Agreement.

In the event that one of such optional terminations or auction purchases does not occur, the obligations and responsibilities created by the Agreement will terminate upon the later of twelve months after the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders and the Certificate Insurer of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

 (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

Dated:

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ___

_____________________________________________________________________________,

for the account of ______________________________________________________________,

account number ____________, or, if mailed by check, to _______________________________

______________________________________________________________________________

______________________________________________________________________________

Applicable statements should be mailed to ___________________________________________

______________________________________________________________________________

_____________________________________________________________________________.

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT I

FORM OF SERVICER INFORMATION

The following information will be e-mailed to the Master Servicer by each Servicer and to the Trust Administrator by the Master Servicer, in accordance with Section 4.05:

Standard File Layout - Master Servicing
Column Name	Description	Decimal	Format Comment	Max Size
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 10 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
BORROWER_NAME	The borrower name as received in the file. It is not separated by first and last name.		Maximum length of 30 (Last, First)	30
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
			Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11

WELLS FARGO BANK, N.A.

Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.

The Actual Unpaid Principal Balance of the Mortgage Loan.  For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.

Complete as applicable.  Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.

*  For escrow advances - complete payment history (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Servicing Officer certification

*  Unusual or extraordinary items may require further documentation.

13.

The total of lines 1 through 12.

Credits:

14-21.

Complete as applicable.  Required documentation:

* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

*  All other credits need to be clearly defined on the 332 form

22.

The total of lines 14 through 21.

Please Note:

For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.

The total derived from subtracting line 22 from 13.  If the amount represents a realized gain, show the amount in parenthesis (   ).

Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________

Date:  _______________

Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type:  REO Sale

 3rd Party Sale

Short Sale

Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown

Yes

    No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)

Actual Unpaid Principal Balance of Mortgage Loan

$ ______________

(1)

(2)

Interest accrued at Net Rate

 _______________

(2)

(3)

Accrued Servicing Fees

 _______________

(3)

(4)

Attorney's Fees

 _______________

(4)

(5)

Taxes (see page 2)

 _______________

(5)

(6)

Property Maintenance

 _______________

(6)

(7)

MI/Hazard Insurance Premiums (see page 2)

 _______________

(7)

(8)

Utility Expenses

 _______________

(8)

(9)

Appraisal/BPO

 _______________

(9)

(10)

Property Inspections

 _______________

(10)

(11)

FC Costs/Other Legal Expenses

 _______________

(11)

(12)

Other (itemize)

 _______________

(12)

Cash for Keys__________________________

 _______________

(12)

HOA/Condo Fees_______________________

 _______________

(12)

______________________________________

 _______________

(12)

Total Expenses

$ _____________

(13)

Credits:

(14)

Escrow Balance

$______________

(14)

(15)

HIP Refund

 _______________

(15)

(16)

Rental Receipts

 _______________

(16)

(17)

Hazard Loss Proceeds

 _______________

(17)

(18)

Primary Mortgage Insurance / Gov’t Insurance

 _______________

(18a) HUD Part A

 _______________

(18b) HUD Part B

(19)

Pool Insurance Proceeds

 _______________

(19)

(20)

Proceeds from Sale of Acquired Property

 _______________

(20)

(21)

Other (itemize)

 _______________

(21)

_________________________________________

 _______________

(21)

Total Credits

$______________

(22)

Total Realized Loss (or Amount of Gain)

$______________

(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

·

ASUM-

Approved Assumption

·

BAP-

Borrower Assistance Program

·

CO-

   Charge Off

·

DIL-

   Deed-in-Lieu

·

FFA-

   Formal Forbearance Agreement

·

MOD-

   Loan Modification

·

PRE-

   Pre-Sale

·

SS-

   Short Sale

·

MISC-

Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

·

Mortgagor

·

Tenant

·

Unknown

·

Vacant

The Property Condition field should show the last reported condition of the property as follows:

·

Damaged

·

Excellent

·

Fair

·

Gone

·

Good

·

Poor

·

Special Hazard

·

Unknown

Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

EXHIBIT I-A

[Reserved]

EXHIBIT I-B

BASE LIQUIDATION REPORT

The following information will be e-mailed to the Trust Administrator by SPS, in accordance with Section 4.05:

Base Liquidation Report

Type of Liquidation:

Investor Loan Number:

Loan Number:

Liq Report log No:

Lien Position:

Report Date:

REMIC #

Ending Interest Rate:

Original Amount of Loan:

Fixed or Adjustable:

UPB Accrued Int to frcl sale:

Advanced Delinquent Interest:

Date Borrower Paid To:

Borrower's Name:

Property Address:

MSP Bank/Category:

Note Date:

Date of REO:

Disposition Date:

Amount

Date of Valuation

Type of Valuation

Market Value

AS IS:

Repaired:

Supplemental Value

AS IS:

Repaired:

REO BPO Value:

List Price:

Sales Price:

Proceeds

Expenses

List Price:

Servicing Advances:

Sales Price:

Payee 70R01 Acquisition:

Broker’s Commission:

Payee 75R60 REO:

Bonus Commission:

Payee 75R49 Foreclosure:

Lien Purchase/Paid Off:

Payee 75R36 Escrow:

Seller Closing Costs:

Payee 75R52 Bankruptcy:

Repair Costs:

Discrepancy Amount:

Seller Concessions:

Servicing Advance Total:

Other Closing Costs:

_______________

Advances Applied After Liquidation:

Net Proceeds:

_______________

Prior Additional Advances:

Escrow Balance:

Escrow Advance:

Suspense Balance:

Interest On Advances:

Restricted Escrow:

Other Advances:

Rental Income Received:

Servicing Advance Holdbacks:

Insurance Settlement Received:

Property Inspection:

Other:

BPO:

Total Liquidation Proceeds:

Lender Placed Insurance:

Total Liquidation Expenses:

Utilities:

Net Liquidation Proceeds:

REO Repair Costs:

Loan Principal Balance:

Foreclosure Fees:

Realized Gain/Loss Amount:

Bankruptcy:

Additional Proceeds Applied:

Eviction Costs:

Prior Additional Proceeds:

Transfer Tax:

Reconveyance Fees:

Other Holdbacks:

Demand Fee:

Total Holdbacks:

Loss Severity:

Other Fees (Including Fee Code B):
   UPB Accrued Interest to COE:
   Advanced Delinquent Interest:
   Stopped Delinquent Interest:
   Deferred Interest:
   Additional Interest:

Total Liquidation Expenses:

Mgr. Approval ________________

Corp. Approval

EXHIBIT J

FORM OF INITIAL CERTIFICATION OF TRUSTEE

[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

DLJ Mortgage Capital, Inc.
11 Madison Avenue, 4th Floor
New York, New York 10010

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

U.S. Bank National Assocation

60 Livingston Avenue, Structured Finance EP-MN-WS3D

St. Paul, Minnesota 55107-2292

Wells Fargo Bank, N.A.

1 Home Campus

Des Moines, IA  50328-0001

Re:

Pooling and Servicing Agreement (“Pooling and Servicing Agreement”) relating to CSAB Mortgage-Backed Pass-Through Certificates, Series 200_-___

Ladies and Gentlemen:

In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, it has (a) received an original Mortgage Note with respect to each Mortgage Loan listed on the Mortgage Loan Schedule and (b) received an original Mortgage (or a certified copy thereof) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule in accordance with Section 2.01 of the Pooling and Servicing Agreement.  The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above.  The Trustee makes no representations as to:  (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans.

Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:

Authorized Representative

EXHIBIT K

FORM OF FINAL CERTIFICATION OF TRUSTEE

[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

DLJ Mortgage Capital, Inc.
11 Madison Avenue, 4th Floor
New York, New York 10010

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

U.S. Bank National Assocation

60 Livingston Avenue, Structured Finance EP-MN-WS3D

St. Paul, Minnesota  55107-2292

Wells Fargo Bank, N.A.

1 Home Campus

Des Moines, IA  50328-0001

Re:

Pooling and Servicing Agreement (“Pooling and Servicing Agreement”) relating to CSAB Mortgage-Backed Pass-Through Certificates, Series 200_-___

Ladies and Gentlemen:

In accordance with and subject to the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule it has reviewed the Mortgage File and has determined that (based solely on its review of each such documents on its face) (i) all documents described in clauses (i)-(viii) of Section 2.01(b) of the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan and (iii) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement.  The Trustee has made no independent examination of any documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement beyond the review specifically required therein.  The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:

Authorized Representative

EXHIBIT L

FORM OF REQUEST FOR RELEASE

[date]

To:  U.S. Bank National Association

In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of October 1, 2006 (the “Pooling and Servicing Agreement”), among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”),  Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), GreenPoint Mortgage Funding, Inc., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

____	1.

Mortgage Loan paid in full.

(The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____	2.	Mortgage Loan purchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)
____	3.	The Mortgage Loan is being foreclosed.
____	4.	Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or purchased (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

[NAME OF SERVICER]

By:

Name:
Title:

EXHIBIT M

FORM OF TRANSFEROR CERTIFICATE
[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota  55479

Re:

CSAB Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class AR Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

Very truly yours,

Print Name of Transferor

By:

Authorized Officer

EXHIBIT N-1

FORM OF INVESTMENT LETTER
[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota  55479

Re:

CSAB Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or other retirement arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or other retirement arrangement, (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trust Administrator that the purchase and holding of ERISA Restricted Certificates by, on behalf of or with “plan assets” of such plan or other retirement arrangement will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of ERISA Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Very truly yours,

________________________

Print Name of Transferee

By:

Authorized Officer

EXHIBIT N-2

FORM OF RULE 144A LETTER
[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota  55479

Re:

CSAB Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or other retirement arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended,  or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or other retirement arrangement, (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trust Administrator that the purchase and holding of ERISA Restricted Certificates by, on behalf of or with “plan assets” of such plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of an ERISA Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act (“Rule 144A”) and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance on Rule 144A, and (i) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.

Very truly yours,

______________________________

Print Name of Transferee

By:____________________________

Authorized Officer

ANNEX 1 TO EXHIBIT N-2

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and Wells Fargo Bank, N.A., as Trust Administrator, with respect to the Mortgage-Backed Pass-Through Certificates (the “Certificates”) described in the Rule 144A Letter to which this certification relates and to which this certification is an Annex:

1.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the entity purchasing the Certificates (the “Transferee”).

2.

In connection with purchases by the Transferee, the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Transferee owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

___

Corporation, etc.  The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

___

Bank.  The Transferee (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Savings and Loan.  The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Broker-dealer.  The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___

Insurance Company.  The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___

State or Local Plan.  The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___

ERISA Plan.  The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

___

Investment Advisor.  The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

3.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof,  (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee,  but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction.  However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

5.

The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

___

___

Will the Transferee be purchasing the Certificates

Yes

No

only for the Transferee’s own account?

6.

If the answer to the foregoing question is “no”, the Transferee agrees that, in connection with any purchase of securities sold to the Transferee for the account of a third party (including any separate account) in reliance on Rule 144A, the Transferee will only purchase for the account of a third party that at the time is a “qualified institutional buyer” within the meaning of Rule 144A.  In addition, the Transferee agrees that the Transferee will not purchase securities for a third party unless the Transferee has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of “qualified institutional buyer” set forth in Rule 144A.

7.

The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Transferee’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Dated:

_________________________________________

Print Name of Transferee

By:_______________________________________

Name:

Title:

ANNEX 2 TO EXHIBIT N-2

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That Are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and Wells Fargo Bank, N.A., as Trust Administrator, with respect to the Mortgage-Backed Pass-Through Certificates (the “Certificates”) described in the Rule 144A Letter to which this certification relates and to which this certification is an Annex:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the entity purchasing the Certificates (the “Transferee”) or, if the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because the Transferee is part of a Family of Investment Companies (as defined below), is such an officer of the investment adviser (the “Adviser”).

2.

In connection with purchases by the Transferee, the Transferee is a “qualified institutional buyer” as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone, or the Transferee’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities was used.

____

The Transferee owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____

The Transferee is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.  In addition, the Transferee will only purchase for the Transferee’s own account.

The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Transferee’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Dated:

__________________________________________

Print Name of Transferee

By:_______________________________________

Name:

Title:

IF AN ADVISER:

__________________________________________

Print Name of Transferee

EXHIBIT N-3

FORM OF REGULATION S LETTER

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota  55479

Re:

CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-3 (the “Certificates”)

The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 2006 (the “Pooling and Servicing Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (in such capacity, the “Seller”),  Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”),  Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) , GreenPoint Mortgage Funding, Inc., as a servicer (in such capacity, a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.

This letter relates to U.S. $                              aggregate principal amount of Certificates which are held in the name of [name of transferor]                                                         (the “Transferor”).  The Transferor intends to transfer the Certificates to [name of transferee] ____________________ (the “Transferee”).

In connection with such request, each of the Transferor and the Transferee does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and in accordance with Rule 904 of Regulation S, and that:

a.

the offer of the Certificates was not made to a person in the United States;

b.

at the time the buy order was originated, the Transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the Transferee was outside the United States;

c.

no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

d.

the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended; and

e.

the Transferee is not a U.S. person (as defined in Regulation S).

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.  Terms used in this certificate have the meanings set forth in Regulation S.

[Name of Transferor]

By:

Name:

      Title:

[Name of Transferee]

By:

Name:

      Title:

Date:                                   ,

EXHIBIT O

FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF

)

: ss.:

COUNTY OF

)

[NAME OF OFFICER], being first duly sworn, deposes and says:

1.

That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the “Owner”) of the Class AR Certificates (the “Class AR Certificates”)), a [savings institution] [corporation] duly organized and existing under the laws of [the State of             ] [the United States], on behalf of which he makes this affidavit and agreement.

2.

That the Owner (i) is not and will not be a “disqualified organization” as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class AR Certificates, and (iii) is acquiring the Class AR Certificates for its own account.  A “Permitted Transferee” is any person other than a “disqualified organization”.  (For this purpose, a “disqualified organization” means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.

That the Owner is aware (i) of the tax that would be imposed on transfers of Class AR Certificates to disqualified organizations under the Code; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class AR Certificates may be “noneconomic residual interests” within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

4.

That the Owner is aware of the tax imposed on a “pass-through entity” holding Class AR Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity.  (For this purpose, a “pass through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.

That the Owner is aware that the Trust Administrator will not register the Transfer of any Class AR Certificates unless the transferee, or the transferee’s agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement.  The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.

That the Owner has reviewed the restrictions set forth on the face of the Class AR Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class AR Certificates were issued.  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.

That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class AR Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

8.

That the Owner’s Taxpayer Identification Number is ________________.

9.

That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

10.

That no purpose of the Owner relating to the purchase of the Class AR Certificate by the Owner is or will be to impede the assessment or collection of tax.

11.

That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

12.

That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

13.

That no purpose of the Owner relating to any sale of the Class AR Certificate by the Owner will be to impede the assessment or collection of tax.

14.

The Owner hereby agrees to cooperate with the Trust Administrator and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

15.

That the Owner

(a) is not an employee benefit plan or other retirement arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Plan”), or any other person purchasing any Certificate with the assets of any such plan or other retirement arrangement;

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an “insurance company general account” (within the meaning of Department of Labor Prohibited Transaction Class Exemption (“PTCE”) 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

(c) provides an Opinion of Counsel which establishes to the reasonable satisfaction of the Trust Administrator that the purchase and holding of an ERISA Restricted Certificate by, on behalf of or with the assets of such plan will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer,  the Servicers or any other servicers to any obligation in addition to those undertaken in this Agreement.

16.

The Owner has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Residual Certificates to permit the transferor to assess the financial capability of the Owner to pay any such taxes.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ___________.

[NAME OF OWNER]

By:

________________________________

[Name of Officer]

[Title of Officer]

[Corporate Seal]

ATTEST:

________________________________

[Assistant] Secretary

Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this _____ day of _______________________.

________________________________

NOTARY PUBLIC

COUNTY OF

_______________________

STATE OF

________________________

My Commission expires the _____day of __________________, 20____.

EXHIBIT P

FORM OF TRANSFER CERTIFICATE

[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

Wells Fargo Bank, N.A.

Sixth Street and Marquette Avenue

Minneapolis, Minnesota  55479

Re:

CSAB Mortgage-Backed Pass-Through Certificates, Series 200_-___, Class AR (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the sale by _________________ (the “Seller”) to ____________________________________ (the “Purchaser”) of a _______% Percentage Interest in the above referenced Certificates, pursuant to Section 6.02 of the Pooling and Servicing Agreement (as defined herein).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of October 1, 2006 (the “Pooling and Servicing Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as seller (“DLJMC”),  Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”), GreenPoint Mortgage Funding, Inc., as a servicer (in such capacity, a “Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trust Administrator that:

1.

No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

2.

The Seller understands that the Purchaser has delivered to the Trust Administrator a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit O.  The Seller does not know or believe that any representation contained therein is false.

3.

The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

4.

The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

5.

The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

6.

The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

Very truly yours,

[SELLER]

By:

______________________________

Name:

Title:

EXHIBIT Q

RELEVANT SERVICING CRITERIA

The assessment of compliance to be delivered by each Servicer, the Master Servicer and the Trust Administrator shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria” with respect to such party:

Regulation AB Reference	Servicing Criteria	Servicers	Master Servicer	Trust Administrator

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the Pool Assets are maintained.
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

		X	X
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

		X	X	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

		X	X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

		X	X	X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

		X	X	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

		X	X	X
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of Pool Assets serviced by the Servicer.

		X	X	X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X	X	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X	X	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X	X	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	X
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

X
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

[NAME OF COMPANY]

Date:

_________________________

By:
Name:

________________________________
Title:

________________________________

EXHIBIT R

ADDITIONAL FORM 10-D DISCLOSURE

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information
Information included in the [Monthly Statement]	Master Servicer Trust Administrator
Any information required by 1121 which is NOT included on the [Monthly Statement]	Depositor

Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Trust Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Trust Administrator	Trust Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or Trust Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor

Item 3:  Sale of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.  Pricing information can be omitted if securities were not registered.

Depositor

Item 4:  Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)

Trust Administrator Trustee
Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Trust Administrator Trustee
Item 6: Significant Obligors of Pool Assets Item 1112(b) – Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
Item 1115(b) – Derivative Counterparty Financial Information*
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item
Item 9: Exhibits
Monthly Statement to Certificateholders	Trust Administrator
Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)

with respect to each Class of Certificates which are not Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the Initial Class Principal Balance of such Class as of the Cut-off Date;

(b)

the Class Principal Balance of such Class before giving effect to the distribution of principal and interest;

(c)

the amount of the related distribution on such Class allocable to interest;

(d)

the amount of the related distribution on such Class allocable to principal;

(e)

the sum of the principal and interest payable to such Class;

(f)

the Realized Loss allocable to such Class;

(g)

the Carryforward Interest allocable to such Class;

(h)

the Class Principal Balance of such Class after giving effect to the distribution of principal and interest;

(i)

the Pass-Through Rate for such Class;

(j)

any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(k)

any shortfall in principal allocable to such Class, if such amount is greater than zero;

(ii)

with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates and the related Distribution Date, as applicable,

(a)

the CUSIP number assigned to such Class;

(b)

the Class Principal Balance of such Class factor prior to giving effect to the distribution of principal and interest;

(c)

the amount of the related distribution allocable to interest on such Class factor;

(d)

the amount of the related distribution allocable to principal on such Class factor;

(e)

the sum of the principal and interest payable to such Class factor;

(f)

the Class Principal Balance of such Class factor after giving effect to the distribution of principal and interest;

(iii)

In the aggregate, and, unless otherwise stated, as of the related Distribution Date,

(a)

the Scheduled Payment of principal;

(b)

the amount of Principal Prepayments;

(c)

the amount of principal allocable as a result of repurchased Mortgage Loans;

(d)

the Substitution Adjustment Amount;

(e)

the amount of Net Liquidation Proceeds;

(f)

the amount of Insurance Proceeds;

(g)

the amount of any other distributions allocable to principal;

(h)

the number of Mortgage Loans as of the first day of the related Collection Period;

(i)

the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Collection Period;

(j)

the number of Mortgage Loans as of the last day of the related Collection Period;

(k)

the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Collection Period;

(l)

the Master Servicing Fee;

(m)

the sum of the Servicing Fee, the Mortgage Guaranty Insurance Policy fees, if applicable and the [RMIC/TGIC/MGIC] PMI fees, if applicable;

(n)

the Trust Administrator Fee;

(o)

the amount of current Advances;

(p)

the amount of outstanding Advances;

(q)

the number and aggregate principal amounts of Mortgage Loans delinquent, using the OTS method (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 days or more, including delinquent bankrupt Mortgage Loans but excluding foreclosure and REO Properties;

(r)

the number and aggregate principal amounts of Mortgage Loans that are currently in bankruptcy, but not delinquent;

(s)

the number and aggregate principal amounts of Mortgage Loans that are in foreclosure;

(t)

the Rolling Three Month Delinquency Rate;

(u)

the number and aggregate principal amount of any REO Properties as of the close of business on the Determination Date preceding such Distribution Date;

(v)

current Realized Losses;

(w)

cumulative Realized Losses;

(x)

the weighted average term to maturity of the Mortgage Loans as of the close of business on the last day of the calendar month preceding the related Distribution Date;

(y)

the number and principal amount of claims submitted under the Mortgage Guaranty Insurance Policy, as applicable;

(z)

the number and principal amount of claims paid under the [RMIC/TGIC/MGIC] Mortgage Guaranty Insurance Policy, as applicable;

(aa)

the number of Mortgage Loans that have Prepayment Penalties and for which prepayments were made during the related Collection Period, as applicable;

(bb)

the aggregate principal balance of Mortgage Loans that have Prepayment Penalties and for which prepayments were made during the related Collection Period, as applicable;

(cc)

the aggregate amount of Prepayment Penalties collected during the related Collection Period, as applicable;

(dd)

current Realized Losses allocated to each Mortgage Loan that has previously been allocated a Realized Loss;

(ee)

cumulative Realized Losses allocated to each Mortgage Loan that has previously been allocated a Realized Loss;

(ff)

current Recoveries;

(gg)

cumulative Recoveries;

(hh)

current aggregate Stated Principal Balance of Qualified Substitute Mortgage Loans substituted for Deleted Mortgage Loans;

(ii)

cumulative aggregate Stated Principal Balance of Qualified Substitute Mortgage Loans substituted for Deleted Mortgage Loans;

(jj)

the Capitalized Reimbursement Amount;

(iv)

with respect to all of the Mortgage Loans, in the aggregate, and, unless otherwise stated, the related Distribution Date,

(a)

for each Servicer that is servicing any of such Mortgage Loans, the aggregate Stated Principal Balance of Mortgage Loans being serviced by such Servicer as of such Distribution Date.

EXHIBIT T

FORM 8-K DISCLOSURE INFORMATION

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible

Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus

All parties (as to themselves)

Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custodial agreement.

All parties (as to themselves)
Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor
▪ Sponsor (Seller)	Depositor/Sponsor (Seller)
▪ Depositor	Depositor
▪ Master Servicer	Master Servicer
▪ Affiliated Servicer	Servicer (as to itself)
▪ Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer (as to itself)
▪ Other material servicers	Servicer (as to itself)
▪ Trustee	Trustee
▪ Trust Administrator	Trust Administrator
▪ Significant Obligor	Depositor
▪ Credit Enhancer (10% or more)	Depositor
▪ Derivative Counterparty	Depositor
▪ Custodian	Custodian

Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the monthly statements to the certificateholders.

Depositor Master Servicer Trust Administrator

Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.

Trust Administrator Depositor
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor

Item 6.02- Change of Servicer or Trust Administrator

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.

Master Servicer/Trust Administrator/Depositor/ Servicer (as to itself)/Trustee
Reg AB disclosure about any new servicer or master servicer is also required.	Servicer (as to itself)/Master Servicer/Depositor
Reg AB disclosure about any new Trustee is also required.	Trustee

Item 6.03- Change in Credit Enhancement or External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.

Depositor/Trust Administrator
Reg AB disclosure about any new enhancement provider is also required.	Depositor
Item 6.04- Failure to Make a Required Distribution	Trust Administrator

Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.

Depositor
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
Item 7.01- Reg FD Disclosure	All parties (as to themselves)
Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor
Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

EXHIBIT U

FORM OF ANNUAL CERTIFICATION

Re:

The Pooling And Servicing Agreement, dated as of October 1, 2006 (the “Agreement”), by and among Credit Suisse First Boston Mortgage Securities  Corp., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc. (“DLJMC”), a Delaware corporation, as seller (the “Seller”), Wells Fargo Bank, N.A. (“Wells Fargo”), a national banking association, in its capacity as a servicer (a “Servicer”), as master servicer (the “Master Servicer”) and as trust administrator (the “Trust Administrator”), Select Portfolio Servicing, Inc. (“SPS”), a Utah corporation, in its capacity as a servicer (a “Servicer”), GreenPoint Mortgage Funding, Inc., as a servicer (in such capacity, a “Servicer”) and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”).

I, ________________________________, the _______________________ of [NAME OF COMPANY] (the “Company”), certify to the Depositor, the Master Servicer, the Trust Administrator, and their officers, with the knowledge and intent that they will rely upon this certification, that:

(1)

I have reviewed (i) the servicer compliance statement of the Company provided in accordance with Section 14.06 of the Agreement (the “Compliance Statement”), (ii) the report on assessment of the Company’s compliance with the servicing criteria provided in accordance with Section 14.07 of the Agreement (the “Servicing Assessment”), (iii) the registered public accounting firm’s attestation report provided in accordance with Section 14.08 of the Agreement (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the Trust Administrator pursuant to the Agreement (collectively, the “Company Servicing Information”);

(2)

Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

(3)

Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Trust Administrator;

(4)

I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

(5)

The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to Trust Administrator.  Any material instances of noncompliance described in such reports have been disclosed to Trust Administrator.  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

By:

________________________________
Name:
Title

Date:

EXHIBIT V

ADDITIONAL DISCLOSURE NOTIFICATION

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Fax: (410) 715-2380
Email: cts.sec.notifications@wellsfargo.com

Attn:  Corporate Trust Services- CSAB Mortgage Backed Trust Series 2006-3, CSAB Mortgage Pass-Through Certificates, Series 2006-3—SEC REPORT PROCESSING

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Article XIV of the Pooling and Servicing Agreement, dated as of October 1, 2006, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Depositor”), DLJ Mortgage Capital, Inc. (“DLJMC”), a Delaware corporation, as seller (the “Seller”), Wells Fargo Bank, N.A. (“Wells Fargo”), a national banking association, in its capacity as a servicer (a “Servicer”), as master servicer (the “Master Servicer”) and as trust administrator (the “Trust Administrator”), Select Portfolio Servicing, Inc. (“SPS”), a Utah corporation, in its capacity as a servicer (a “Servicer”), GreenPoint Mortgage Funding, Inc., as a servicer (a “Servicer”) and U.S. Bank National Association, a national banking association, as trustee (the “Trustee”), the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],

as [role]

By:  __________________________

Name:
Title:

EXHIBIT W

ADDITIONAL FORM 10-K DISCLOSURE

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor
Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Trust Administrator Depositor
Reg AB Item 1112(b): Significant Obligors of Pool Assets
Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Reg AB Item 1115(b): Derivative Counterparty Financial Information
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceeding known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Trust Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Trust Administrator	Trust Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or Trust Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor
Reg AB Item 1119: Affiliations and Relationships

Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Trust Administrator	Trust Administrator
▪ Trustee	Trustee
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Trust Administrator	Trust Administrator
▪ Trustee	Trustee
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:

Depositor as to (a) Sponsor/Seller as to (a)
▪ Master Servicer	Master Servicer
▪ Trust Administrator	Trust Administrator
▪ Trustee	Trustee
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivate Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

SCHEDULE I

MORTGAGE LOAN SCHEDULE

(On File With Trustee)

SCHEDULE IIA

REPRESENTATIONS AND WARRANTIES OF SELLER – DLJ MORTGAGE CAPITAL, INC.

DLJMC, in its capacity as the Seller, hereby makes the representations and warranties set forth in this Schedule IIA to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

DLJMC is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

(ii)

DLJMC has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii)

the execution and delivery by DLJMC of this Agreement have been duly authorized by all necessary corporate action on the part of DLJMC; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on DLJMC or its properties or the certificate of incorporation or by-laws of DLJMC, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on DLJMC’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv)

the execution, delivery and performance by DLJMC of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(v)

this Agreement has been duly executed and delivered by DLJMC and, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator, the Master Servicer, the Servicers and the Depositor, constitutes a valid and binding obligation of DLJMC enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(vi)

to the knowledge of DLJMC, there are no actions, litigation, suits or proceedings pending or threatened against DLJMC before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of DLJMC if determined adversely to DLJMC would reasonably be expected to materially and adversely affect DLJMC’s ability to perform its obligations under this Agreement; and DLJMC is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SCHEDULE IIB

REPRESENTATIONS AND WARRANTIES OF MASTER SERVICER – WELLS FARGO BANK, N.A.

Wells Fargo, in its capacity as the Master Servicer, hereby makes the representations and warranties set forth in this Schedule IIB to the Depositor, the Trust Administrator and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

Wells Fargo is a national banking association duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

Wells Fargo has all requisite organizational power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wells Fargo enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Wells Fargo or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Wells Fargo is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Wells Fargo of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

(iv)

There is no action, suit, proceeding or investigation pending, or to Wells Fargo’s knowledge threatened, against Wells Fargo before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIC

REPRESENTATIONS AND WARRANTIES OF SERVICER – SELECT PORTFOLIO SERVICING, INC.

SPS, in its capacities as a Servicer, hereby makes the representations and warranties set forth in this Schedule IID to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

SPS is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

SPS has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of SPS enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of SPS or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which SPS is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to SPS of any court, regulatory body, administrative agency or governmental body having jurisdiction over SPS.

(iv)

There is no action, suit, proceeding or investigation pending, or to SPS’s knowledge threatened, against SPS before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by SPS of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by SPS of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IID

REPRESENTATIONS AND WARRANTIES OF SERVICER – WELLS FARGO BANK, N.A.

Wells Fargo, in its capacity as a Servicer, hereby makes the representations and warranties set forth in this Schedule IID to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

Wells Fargo is a national banking association duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

Wells Fargo has all requisite organizational power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wells Fargo enforceable in accordance with its terms, except as such enforceability may be limited by liquidation, conservatorship and similar laws administered by the FDIC affecting the contractual obligations of insured banks.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Wells Fargo or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Wells Fargo is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Wells Fargo of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

(iv)

There is no action, suit, proceeding or investigation pending, or to Wells Fargo’s knowledge threatened, against Wells Fargo before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIE

REPRESENTATIONS AND WARRANTIES OF SERVICER – GREENPOINT MORTGAGE FUNDING, INC.

GreenPoint, in its capacity as a Servicer, hereby makes the representations and warranties set forth in this Schedule IIE to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

GreenPoint is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

GreenPoint has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of GreenPoint enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of GreenPoint or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which GreenPoint is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to GreenPoint of any court, regulatory body, administrative agency or governmental body having jurisdiction over GreenPoint.

(iv)

There is no action, suit, proceeding or investigation pending, or to GreenPoint’s knowledge threatened, against GreenPoint before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by GreenPoint of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by GreenPoint of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE III

REPRESENTATIONS AND WARRANTIES OF DLJMC – DLJMC MORTGAGE LOANS

DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule III to the Depositor, the Trustee, the Servicers and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the DLJMC Mortgage Loans identified on Schedule I hereto, except as otherwise specified herein. Unless otherwise specified, each reference to a “Mortgage Loan” in this Schedule III shall mean a DLJMC Mortgage Loan, and each reference to a “Mortgaged Property” shall mean a Mortgaged Property related to a DLJMC Mortgage Loan.

(i)

The information set forth in [Schedule I, with respect to the DLJMC Mortgage Loans, is complete, true and correct in all material respects;

(ii)

[Reserved];

(iii)

All payments due prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date, the Mortgage Loan is not 30 days or more delinquent in payment; there are no material defaults under the terms of the Mortgage Loan;

(iv)

All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(v)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or sent for recording to the extent any such recordation is required by law, or, necessary to protect the interest of the Depositor. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in Schedule IA; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Mortgage Guaranty Insurance Policy and title insurance policy, to the extent required by the related policies;

(vi)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vii)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA guides or by FHLMC, as well as all additional requirements set forth in Section 3.09 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid.  If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as all additional requirements set forth in Section 3.09 of this Agreement.  Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)

Each Mortgage Loan at the time it was made complied in all material respects with applicable federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and predatory and abusive lending laws applicable to the Mortgage Loan;

(ix)

The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not Cooperative Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto.  Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien, as applicable, of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Depositor;

(x)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

(xi)

The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note.  Immediately prior to the transfer and assignment to the Depositor on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and following the sale of the Mortgage Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

(xii)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(xiii)

All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimus encroachments permitted by the FNMA guides and which have been noted on the appraisal or the title policy affirmatively insures against loss or damage by reason of any violation, variation or encroachment adverse circumstances which is either disclosed or would have been disclosed by an accurate survey, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause [(xiii)] above or are acceptable under FNMA or FHLMC guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(xiv)

The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty.  At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property;

(xv)

The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan;

(xvi)

Each Mortgage Loan has been serviced in all material respects in compliance with accepted servicing practices;

(xvii)

With respect to each Cooperative Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related Cooperative Shares securing the related Mortgage Note, subject only to (a) liens of the Cooperative Property for unpaid assessments representing the Mortgagor’s pro rata share of the Cooperative Property’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement.  There are no liens against or security interest in the Cooperative Shares relating to each Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative Property which individually or in the aggregate will not have a material adverse effect on such Cooperative Loan), which have priority over DLJMC’s security interest in such Cooperative Shares;

(xviii)

The Mortgage Loan complies with all the terms, conditions and requirements of the originator’s underwriting standards in effect at the time of origination of such Mortgage Loan.

(xix)

The Seller has delivered or caused to be delivered to the Trustee or the Custodian on behalf of the Trustee the original Mortgage bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by the Seller (or, in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Mortgage Loan, certifying that such copy or copies represent true and correct copy(ies) of the originals) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) or a certification or receipt of the recording authority evidencing the same;

(xx)

The Mortgage File contains each of the documents specified in Section 2.01(b) of this Agreement;

(xxi)

With respect to each Cooperative Loan, the Cooperative Shares that is pledged as security for the Cooperative Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xxii)

With respect to each Mortgage Loan, (a) the Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority or (b) at the time the Mortgage Loan was originated, the originator was a mortgagee duly licensed as required by the State within which the Mortgage Loan was originated, and was subject to supervision and examination conducted by the applicable State authority of such State;

(xxiii)

The Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A);

(xxiv)

[Reserved]

(xxv)

With respect to each Mortgage Loan sold by the Seller that was originated on or after October 1, 2002 and before March 7, 2003, no such Mortgage Loan is secured by a Mortgaged Property located in the State of Georgia and no Mortgage Loan sold by the Seller secured by Mortgaged Property located in the State of Georgia that was originated on or after March 7, 2003 is a “high cost home loan” as defined in the Georgia Fair Lending Act (HB 1361), as amended;

(xxvi)

[Reserved];

(xxvii)

 None of the Mortgage Loans sold by the Seller are classified as (a) a “high cost mortgage” loan under the Home Ownership and Equity Protection Act of 1994 or (b) a “high cost home,” “covered,” “high-cost,” “high-risk home,” or “predatory” loan under any other applicable state, federal or local law;

(xxviii)

With respect to each Mortgage Loan that has a Prepayment Penalty feature, each such Prepayment Penalty is enforceable and, at the time such Mortgage Loan was originated, each Prepayment Penalty complied with applicable federal, state and local law, subject to federal preemption where applicable;

(xxix)

Each Mortgage Loan that is secured by residential real property (or a leasehold interest therein) has a Loan-to-Value Ratio of 100% or less by Cut-Off Date Principal Balance;

(xxx)

No Mortgage Loan sold by the Seller is a “High Cost Loan” or “Covered Loan”, as applicable, as such terms are defined in the Standard & Poor’s LEVELS® Glossary, Appendix E, in effect as of the Closing Date; and

(xxxi)

With respect to any Mortgage Loan originated on or after August 1, 2004, either (a) the related Mortgage and the related Mortgage Note does not contain a mandatory arbitration clause (that is, a clause that requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan) or (b) the related Mortgage and the related Mortgage Note contained a mandatory arbitration clause as of the related origination date and such clause has or will be waived by the originator or an entity designated by the Seller in writing no later than sixty (60) days after the related Closing Date which notice included or will include the following language: “WE ARE HEREBY NOTIFYING YOU THAT THE MANDATORY ARBITRATION CLAUSE OF YOUR LOAN, REQUIRING THAT YOU SUBMIT TO ARBITRATION TO RESOLVE ANY DISPUTE ARISING OUT OF OR RELATING IN ANY WAY TO YOUR MORTGAGE LOAN, IS IMMEDIATELY NULL AND VOID.  YOU ARE FREE TO CHOOSE TO EXERCISE ANY OF YOUR RIGHTS OR ENFORCE ANY REMEDIES UNDER YOUR MORTGAGE LOAN THROUGH THE COURT SYSTEM.”  A copy of the written notice referred to in the immediately preceding sentence, if applicable, shall be retained in the related Mortgage File.